PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

	December 31,
	2024	2023
Cost:
Computers, software and electronic equipment	$6,086	$4,101
Office, furniture and equipment	2,225	1,854
Molds and others	3,231	2,778
Leasehold improvements	17,045	16,584
	28,587	25,317
Less - accumulated depreciation	(18,770)	(16,072)
Property, plant and equipment, net	$9,817	$9,245